LITMAN GREGORY FUNDS TRUST

Supplement dated January 31, 2020 to the

Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust dated April 30, 2019, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters International Fund:

Effective with the completion of the transition of assets to the remaining sub-advisors, but no later than January 31, 2020, Thornburg Investment Management, Inc. will be removed as a sub-advisor and W. Vinson Walden will be removed as a portfolio manager to the Litman Gregory Masters International Fund. Accordingly, all references to Thornburg Investment Management, Inc. in connection with the Litman Gregory Masters International Fund, and all references to W. Vinson Walden, will be hereby deleted as of the termination date from the Prospectus and SAI dated April 30, 2019, as supplemented.

The following information replaces the section entitled “Summary Section-Principal Strategies” on page 6 of the Prospectus dated April 30, 2019, as supplemented:

(Changes are in boldface and underlined)

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the International Fund, believes that it is possible to identify international investment managers who, over a market cycle, will deliver superior returns relative to their peers. Litman Gregory also believes it can identify skilled stock pickers who, within their more diversified portfolios, have higher confidence in the return potential of some stocks than others. Litman Gregory believes a portfolio comprised only of these managers’ “higher confidence” stocks should outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the International Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the International Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. The International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate. The managers have limited flexibility to invest in the securities of U.S. companies. By executing this strategy, the International Fund seeks to:

•	combine the efforts of several experienced, high quality international managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•

deliver a portfolio that is prudently diversified in terms of stocks (typically 32 to 60) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The International Fund’s managers may trade its portfolio frequently.

The following information replaces the table in the section entitled “Summary Section-Management” on page 9 of the Prospectus dated April 30, 2019, as supplemented:

Management

Investment Advisor	Portfolio Manager	Managed the International Fund Since:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Rajat Jain, Principal, CFA, Senior Research Analyst and Co-Portfolio Manager	2014

Sub-Advisor	Portfolio Manager	Managed the International Fund Since:

Evermore Global Advisors, LLC	David E. Marcus, Chief Investment Officer and Portfolio Manager	2017

Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997

Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013

Pictet Asset Management, Ltd.	Fabio Paolini, CFA, Portfolio Manager, Co-Lead of EAFE Equities	2016

	Benjamin (Ben) Beneche, CFA, Portfolio Manager, Co-Lead of EAFE Equities	2016

The following information replaces the first, sixth and seventh paragraphs and the table in the section entitled “Litman Gregory Masters International Fund -Sub-Advisors” beginning on page 54 of the Prospectus dated April 30, 2019, as supplemented:

(Changes are in boldface and underlined)

The International Fund’s four sub-advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Each manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets is expected to be invested in stocks of companies listed and domiciled in foreign developed countries. There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the International Fund will hold securities in more than five countries. Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities. A manager may occasionally hold more than 15 securities. Though the total number of securities the International Fund may hold at any point in time will vary, it is generally expected that the International Fund will hold between 32 and 60 securities.

The following table provides a description of the International Fund’s four sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK- PICKING STYLE

David E. Marcus Evermore Global Advisors, LLC	25%	All sizes	Value

David G. Herro, CFA Harris Associates L.P.	25%	All sizes, but mostly large- and mid-sized companies	Value

Mark Little Lazard Asset Management LLC	25%	All sizes	Blend

Fabio Paolini, CFA Benjamin (Ben) Beneche, CFA Pictet Asset Management, LTD	25%	All sizes	Blend

Please keep this Supplement with your Prospectus and Statement of Additional Information.

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